UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES

                 Investment Company Act File Number: 811-09561

                        Century Capital Management Trust
               (Exact name of registrant as specified in charter)

                      c/o Century Capital Management, LLC
                100 Federal Street, Boston, Massachusetts 02110
              (Address of principal executive offices) (Zip code)

                                 Steven Alfano
                        Century Capital Management, LLC
                100 Federal Street, Boston, Massachusetts 02110
                     (Name and address of agent for service)





Registrant's telephone number, including area code: (617) 482-3060
                                                    --------------

Date of fiscal year end: October 31
                         ----------

Date of reporting period: April 30, 2004
                          --------------

Item 1. Reports to Stockholders.


                                 CENTURY FUNDS

                   Seventy-Six Years of Investing 1928 - 2004

                                     CENTURY

                                                                         CENTURY
                                                                          SHARES
                                                                           TRUST

                                                                             AND

                                                                         CENTURY
                                                                       SMALL CAP
                                                                     SELECT FUND



                                                                     Semi-Annual
                                                                         Reports

                                                                  April 30, 2004

TRUSTEES AND OFFICERS

Alexander L. Thorndike, Chairman and
  Chief Investment Officer
John E. Beard, Trustee
Davis R. Fulkerson, Trustee
Jerrold Mitchell, Trustee
Ernest E. Monrad, Trustee
Michael J. Poulos, Trustee
Jerry S. Rosenbloom, Trustee
David D. Tripple, Trustee
Steven Alfano, Secretary

INVESTMENT ADVISOR

Century Capital Management, LLC

100 Federal Street
Boston, Massachusetts 02110
Shareholder Hotline
800-303-1928

www.centuryfunds.com

--------------------------------------------------------------------------------
CENTURY FUNDS
AVERAGE ANNUAL TOTAL RETURNS

April 30, 2004

CENTURY SHARES TRUST
1 Year                           23.99%
5 Years                           5.68%
10 Years                         13.34%
20 Years                         13.99%

CENTURY SMALL CAP SELECT FUND

Institutional Shares                Investor Shares
1 Year                     40.53%   1 Year                 39.93%
2 Years                    17.82%   2 Years                17.24%
3 Years                    18.00%   3 Years                17.47%
Since Incep (12/9/99)      22.54%   Since Incep (2/24/00)  22.86%
--------------------------------------------------------------------------------

Concerning Century Funds, performance and portfolio data as discussed in this report:

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. For the most recent month end performance, please call 1-800-321-1928 or visit the Century Fund's website at www.centuryfunds.com. Market volatility can significantly impact short-term performance. Returns include reinvestment of dividends and capital gains. Performance for Century Small Cap Select Fund would have been lower during relevant periods if certain fees had not been waived or expenses reimbursed.Periods of less than one year are not annualized. Performance information on the funds shown in this report does not reflect the deduction of taxes that shareholders would pay on fund distributions or the redemption of fund shares.

Before investing you should carefully consider the Fund's investment objectives, risks, charges and expenses. This and other information is in the prospectus, a copy of which may be obtained by calling 1-800-321-1928 or visiting the Century Fund's website. Please read the prospectus carefully before you invest. This report is submitted for the general information of the shareholders of the funds. It is not authorized for distribution to prospective investors unless preceded or accompanied by the funds' prospectus.

As of 3/31/04, the Century Shares Trust's one year, three year, five year and ten year average annual returns were 36.22%, 7.05% 6.85% and 13.47% respectively. The average annual returns for the Century Small Cap Select Fund as of 3/31/04 for the one, three and since inception for both the institutional and investor shares were 54.03%, 21.54% 24.06% (inception date for institutional shares was 12/9/99), 53.28%, 20.99% and 24.46% (inception date for investor shares was 2/24/00), respectively. Returns include reinvestment of dividends and capital gains. Performance for Century Small Cap Select Fund would have been lower during the period if certain fees had not been waived or expenses reimbursed.

The Funds will generally deduct a short term trading fee of 1.0% from the redemption proceeds if shares are sold after being held less than 180 days in the manner, and subject to certain exceptions, described in the Century Funds' prospectus. The Statements of Additional Information (SAI) for the Century Funds include additional information about our Trustees and is available, without charge, upon request. Shareholders may contact the Funds to request the SAI by calling the Shareholder Hotline at the number indicated above, or visit the Century Fund's website. Concentration, or focus, as the case may be, in the financial services field will subject the funds to the risks associated with that field (e.g., government regulation, interest rates, claims activity, and exposure to natural and man-made disasters) and may result in greater fluctuation in share value than is experienced in less concentrated or focused portfolios. In addition, the Century Small Cap Select Fund invests in smaller companies which pose greater risks than those associated with larger, more established companies. The views in this report were those of Century Funds' Chief Investment Officer as of April 30, 2004 and may not reflect his views on the date this report is first published or anytime thereafter. These views are intended to assist shareholders of the Funds in understanding their investments and do not constitute investment advise. There is no assurance that the Funds will continue to invest in the securities mentioned. (06/04) Forum Fund Services, LLC, Distributor.

Proxy Voting Information

A copy of the Century Funds' proxy voting policies and procedures is available
(i) without charge, upon request, by calling the Shareholder Hotline at the number indicated above and (ii) on the Securities and Exchange Commission's website at www.sec.gov.

DEAR FELLOW SHAREHOLDER:

Our funds performed relatively well during the first six months of this fiscal year. Century Shares Trust was up 9.9% and Century Small Cap Select Fund was up 6.3% (Institutional shares) and 6.1% (Investor shares) during the six month period ending April 30, 2004.

This report begins with a review of the current market and each fund's performance, followed by a discussion of our investment challenges and recent developments at Century Funds.

CURRENT MARKET CONDITIONS:
A TALE OF TWO MARKETS

The equity markets were strong through February as U.S. economic fundamentals and confidence surged, only to retreat over the last three months as the Madrid bombings and increased tension in the Middle East contributed to a pullback. We expect the positive underlying trends to continue.

The 2004 global economy is expected to deliver the strongest growth since the early 1980s, with over 4.5% Gross Domestic Product (GDP) growth forecasted in the U.S. and worldwide. We are seeing accelerated business spending and demand for jobs and capital goods ramping up. First quarter earnings have grown above 20% and expectations are rising for the remainder of the year. However, these favorable currents are partially offset by concerns about terrorism and rising inflation. Finally, investors are usually hesitant during a presidential election year regarding the potential impact each candidate might have on the future economy.

Looking forward, we remain optimistic about the strength of this recovery. The outlook for next year's corporate earnings points to continued profit growth above 15%, significantly above the long-term average in earnings growth. Consumer spending and confidence are high, and most employment data now point to sustainable job growth that is rising at the fastest pace in a decade. Equity investors also continue to benefit from the recent income tax cut, making stocks and dividends more attractive to shareholders. We look for this continued strength to help our portfolio companies through mid-2005.

PERFORMANCE SUMMARY
CENTURY SHARES TRUST

Century Shares Trust reported a 9.9% return for the six months ended April 30th. This compares with a 6.3% return for the S&P 500 Index. In general, we are continuing to see the benefits of continued profitability from our financial services holdings and our increased emphasis on consumer discretionary and health care companies.

--------------------------------------------------------------------------------
Bar chart:

                         PERFORMANCE COMPARISON 4/30/04
                     Century Shares Trust            S&P 500 Index
1 Year                              24.0%                    22.9%
3 Years                              6.1%                    -2.4%
5 Years                              5.7%                    -2.3%
10 Years                            13.3%                    11.4%
--------------------------------------------------------------------------------

Past performance is no guarantee of future results. For additional information including the Trust's average annual total returns for the most recent calendar quarter, please refer to the inside front cover. The performance information shown does not reflect the deduction of taxes that shareholders would pay on fund distributions or redemption of fund shares.

As Warren E. Buffett states in his opening letter to the 2003 Berkshire Hathaway Annual Report, "Let's start with insurance -- since that's where the money is." Insurance was the largest contributor to Century Shares Trust's positive performance due to the compounding benefits of rising premiums and strong underwriting profits, which led to significant growth in book value. This is important because we view the growth in book value as a good indicator of long-term stock price performance.

                                  CENTURY FUNDS

Property-Casualty pricing growth is slowing, but analyst expectations for the industry indicate that combined ratios (i.e. operating expense ratios) might drop to 90%, leading to 2004 operating earnings growth above 40% and book value growth exceeding 16%. We should note that these results are extraordinary, but they do represent the earnings leverage we seek in our portfolio holdings.

Pie chart:
                              CENTURY SHARES TRUST
                            FUND COMPOSITION 4/30/04
Financial Services   54%
HealthCare           15%
Consumer             10%
Technology            8%
Cash                  8%
Other                 5%

Over the last six months, the Trust's best performers included Checkpoint Software (internet security), AIG (multi-line insurer), Torchmark (life-health insurer), Iron Mountain (records storage), and General Dynamics (defense technology).

The Trust's underperformers included UHS (hospital services), MBIA (financial guaranty insurer), Mattel (toys) and Citrix Systems (technology infrastructure).

--------------------------------------------------------------------------------
                              CENTURY SHARES TRUST
                                TOP TEN HOLDINGS

 American International Group, Inc.                 4.5%
 Berkshire Hathaway, Inc.                           4.4%
 Renaissance Re Holdings, Ltd.                      3.8%
 MBIA, Inc.                                         3.7%
 Chubb Corp.                                        3.4%
 Torchmark Corp.                                    3.1%
 UnitedHealth Group                                 3.0%
 Progressive Corp.                                  2.9%
 Checkpoint Software Tech, Ltd.                     2.8%
 AFLAC, Inc.                                        2.8%
--------------------------------------------------------------------------------

Our "sell discipline" has served us well over the years, and we are trimming some banks and insurers as they approach our fair value price targets and redeploying these proceeds into the consumer, health care and technology businesses which we believe will benefit from a continued upturn in the economy.

CENTURY SMALL CAP SELECT FUND

For the Century Small Cap Select Fund's six-month performance through April 30, 2004, the Institutional class and the Investor class returns were up 6.3% and 6.1% respectively, versus 6.5% for the Russell 2000 Index.

--------------------------------------------------------------------------------
Bar Chart:

                         PERFORMANCE COMPARISON 4/30/04
                       CSCS Institutional Shares        Russell 2000 Index
1 Year                                     40.5%                     42.0%
3 Years                                    18.0%                      6.3%
Since Incept 12/9/99                       22.5%                      5.7%
--------------------------------------------------------------------------------

Past performance is no guarantee of future results. For additional information including the Fund's average annual total returns for the most recent calendar quarter, please refer to the inside front cover.

The largest contributors to fund performance over the last six months included Flir Systems (thermal imaging), Rogers (materials processing), Bright Horizons (child care provider) and Online Resources (bill payment). The fund's short-term underperformers are companies we expect are transitioning to better performance in 2005, such as Retek (retailing software), Corvel (managed care services) and VistaCare (hospice care).

                                  CENTURY FUNDS

Pie Chart:
                          CENTURY SMALL CAP SELECT FUND
                            FUND COMPOSITION 4/30/04

Consumer Disc.         23%
Health Care            21%
Financial Services     19%
Technology             19%
Materials and Process   7%
Producer Durables       3%
Cash                    3%
Other                   3%
Other Energy            2%

--------------------------------------------------------------------------------
                          CENTURY SMALL CAP SELECT FUND
                                TOP TEN HOLDINGS

 Gildan Activewear                                  3.4%
 Cato Corp.                                         3.3%
 United Online, Inc.                                3.0%
 Providence Service                                 2.9%
 Ascential Software                                 2.7%
 Varian Semiconductor Equipment Assoc., Inc.        2.7%
 Bancorp Rhode Island, Inc.                         2.7%
 American Healthways, Inc.                          2.7%
 Flir Systems, Inc.                                 2.6%
 Vistacare, Inc.                                    2.5%
--------------------------------------------------------------------------------

Flir Systems is a good example of a "consistent growth" business in which we like to invest. The company enjoys a leading market share as a producer of thermography imaging equipment that is used in security and industrial applications. It generates substantial cash flow as demand for its security monitoring and maintenance products expands. We admire Flir's predictable franchise and return-on equity (ROE) above 20%. The company's consistency is represented by the 23% growth in book value over the past 5 years, and we believe its earnings are positioned to grow above 20% over the next several years.

Over the last several months, retail and consumer discretionary companies have grown as a percentage of the fund due to their strong earnings potential as we enter the next stage of economic recovery.

PATIENCE AND PARANOIA:
BALANCING LONG-TERM GOALS WITH
SHORT-TERM EXPECTATIONS

Our investment challenge at Century is to deliver superior risk-adjusted returns over time. This requires balancing short-term market swings with longer-term changes in growth rates and valuations. Our strategy aims to achieve decent short-term performance for our shareholders while maintaining our long-term discipline to search for investment opportunities that play out over longer periods of time.

Investing for the long run requires perspective and intensive research to see how companies think about strategic issues, such as how do managements treat themselves, their customers and their shareholders. We emphasize company visits because we can probe topics that are not covered in quarterly earnings releases. Asking questions often leads to unexpected answers, and watching the responses and "body language" gives us a better chance at making the right diagnosis on a company's future outcome. Questions we consider include: Is there a culture of compliance and integrity? How close are the managers to the pulse of employees in the field? How well does this company know its clients? What has changed in the industry or the company since we last visited? In summary, our investing style requires a balance between patience and paranoia.

                                  CENTURY FUNDS

NEW DEVELOPMENTS

Following your overwhelming vote of approval this past January, we welcome Jerrold Mitchell and David Tripple as new Independent Century Funds Trustees, who will bring a wealth of insight and industry experience to the guidance of your funds over the next several years.

Finally, I would like to acknowledge the tremendous contribution made by Allan
W. Fulkerson, who served as a Century Shares Trustee for 35 years and as Chairman for 28 years, from June 1976 to January 2004. During his tenure as portfolio manager (1976 through 1997), Allan shepherded Century Shares Trust to a 16.6% compounded annual return, beating the S&P 500 Index during that time. Equally important, he accomplished this while exhibiting strong ethical leadership as Century Shares externalized its Trust structure and transitioned to the next generation. I think Allan represents the best attributes of a "Prudent Fiduciary" today. He leaves a tremendous legacy, and I hope we can prove worthy to carry the torch forward. We are fortunate to still have access to his insight. On behalf of the Trustees and shareholders, we thank him for his 38 years of extraordinary, meritorious service and contributions to the Trust and its shareholders.

Thank you for your continued support, and please contact us anytime via phone (1-800-321-1928) or in writing with any questions or comments. We would also welcome any feedback on our updated website or other improvements you would like to see from Century Funds.

Respectfully submitted,


/s/ Alexander L. Thorndike

Alexander L. Thorndike
Chairman and Chief Investment Officer
June 1, 2004

                                  CENTURY FUNDS

CENTURY SHARES TRUST                                APRIL 30, 2004 - (UNAUDITED)
COMMON STOCK - 92.5%
SHARES                                                                  VALUE
--------                                                           ------------
CONSUMER DISCRETIONARY - 10.4%
   133,000   CDW Corp.                                              $ 8,311,170
    89,950   ChoicePoint, Inc.*                                       3,950,604
   119,450   Family Dollar Stores, Inc.                               3,839,123
   200,000   Iron Mountain, Inc.*                                     9,102,000
    34,400   Mattel, Inc.                                               583,424
   253,540   Staples, Inc.                                            6,531,190
   325,000   TJX Companies, Inc.                                      7,985,250
                                                                   -------------
                                                                     40,302,761
                                                                   -------------

CONSUMER STAPLES - 1.8%
   200,000   Walgreen Co.                                             6,896,000
                                                                   -------------

FINANCIAL SERVICES - 53.6%
   255,000   AFLAC, Inc.                                             10,768,650
   191,394   Allstate Corp.                                           8,784,985
   244,016   American International Gr., Inc.                        17,483,746
   125,000   Aon Corp.                                                3,257,500
   193,850   Assurant, Inc.                                           4,722,186
   216,500   Assured Guaranty, Ltd.*                                  3,832,050
   130,000   Banknorth Group, Inc.                                    3,981,900
       180   Berkshire Hathaway, Inc. CL A*                          16,810,200
   190,000   The Chubb Corp.                                         13,110,000
   192,150   Cincinnati Financial Corp.                               7,876,228
   155,335   Citigroup, Inc.                                          7,470,060
   102,600   Eaton Vance Corp. (non-voting shares)                    3,745,926
    41,700   First Horizon National Corp.                             1,833,132
   179,430   Gallagher (Arthur J.) & Co.                              5,783,029
   260,000   J.P. Morgan Chase & Co.                                  9,776,000
   243,750   MBIA, Inc.                                              14,354,438
   155,000   Marsh & McLennan Cos., Inc.                              6,990,500
    40,000   Moody's Corp.                                            2,580,400
     8,000   Ohio Casualty Corp.*                                       156,960
   129,000   The Progressive Corp.                                   11,290,080
   300,000   Protective Life Corp.                                   10,788,000
   275,100   RenaissanceRe Holdings Ltd.                             14,495,019
    71,500   SAFECO Corp.                                             3,130,985
   184,000   SouthTrust Corp.                                         5,718,720
   228,300   Torchmark Corp.                                         11,880,732
    87,666   Waddell & Reed Fin'l, Inc. CL A                          1,948,815
    32,000   Wells Fargo & Co.                                        1,806,720
    33,300   XL Capital Ltd. CL A                                     2,542,455
                                                                   -------------
                                                                    206,919,416
                                                                   -------------


SHARES                                                                 VALUE
--------                                                           -------------
HEALTH CARE - 15.4%
   185,460   Abbott Laboratories                                   $  8,163,949
    89,860   Anthem, Inc.*                                            7,959,799
   240,000   Caremark Rx, Inc.*                                       8,124,000
   190,090   Health Management Associates, Inc.                       4,396,782
   308,800   McKesson Corp.                                          10,147,168
   255,000   Pfizer, Inc.                                             9,118,800
   190,000   UnitedHealth Group, Inc.                                11,681,200
                                                                   -------------
                                                                     59,591,698
                                                                   -------------

MATERIALS & PROCESSING - 1.9%
   176,320   Jacobs Engineering Group, Inc.*                          7,354,307
                                                                   -------------

PRODUCER DURABLES - 1.0%
    66,640   Donaldson Co., Inc.                                      1,827,935
    63,800   Thermo Electron Corp.*                                   1,862,960
                                                                   -------------
                                                                      3,690,895
                                                                   -------------

TECHNOLOGY - 8.4%
   464,000   Check Point Software Tech. Ltd.*                        10,871,520
   435,500   Citrix Systems, Inc.*                                    8,296,275
   111,100   General Dynamics Corp.                                  10,401,182
   109,750   Microsoft Corp.                                          2,850,208
                                                                   -------------
                                                                     32,419,185
                                                                   -------------

TOTAL INVESTMENT IN COMMON STOCKS - 92.5%
  (Identified cost, $173,696,755)                                   357,174,262
                                                                   -------------

CASH EQUIVALENTS - 7.6%
FACE AMOUNT
-----------
$29,377,000  State Street Bank and Trust
             Eurodollar Time Deposit, at
             amortized cost, 0.5%,
             maturity 05/03/04                                       29,377,000
                                                                   -------------

TOTAL INVESTMENTS - 100.1%
  (Identified cost, $203,073,755)                                   386,551,262
                                                                   -------------

OTHER ASSETS AND LIABILITIES - (0.1%)
             Other Assets                                             3,984,004
             Liabilities                                             (4,508,988)
                                                                   -------------
                                                                       (524,984)
                                                                   -------------
NET ASSETS - 100%                                                  $386,026,278
                                                                   =============

* Non-income producing security.

                       See notes to financial statements.

                                  CENTURY FUNDS

CENTURY SMALL CAP SELECT FUND                       APRIL 30, 2004 - (UNAUDITED)

COMMON STOCK - 97.4%
SHARES                                                                 VALUE
--------                                                           ------------
CONSUMER DISCRETIONARY - 23.1%
    55,000   America's Car-Mart, Inc.*                             $  1,427,800
    72,600   Bright Horizons Family Solutions, Inc.*                  3,221,262
   344,870   Cato Corp.                                               6,904,297
   483,160   Century Business Services, Inc.*                         1,995,451
   148,380   Digital Theater Systems, Inc.*                           3,319,260
    59,600   Fred's, Inc.                                             1,106,772
   244,540   Gildan Activewear, Inc.*                                 7,133,232
    54,200   99 Cents Only Stores*                                    1,070,992
   310,850   Providence Service Corp.*                                5,985,417
    66,500   Ritchie Bros. Auctioneers, Inc.                          3,906,875
   153,900   Schawk, Inc.                                             2,000,700
    85,200   Speedway Motorsports, Inc.                               2,540,664
   373,270   United Online, Inc.*                                     6,196,282
    42,000   Watson Wyatt & Company Holdings*                         1,101,660
                                                                   -------------
                                                                     47,910,664
                                                                   -------------

FINANCIAL SERVICES - 19.0%
   124,050   Assured Guaranty, Ltd.*                                  2,195,685
   157,600   Bancorp Rhode Island, Inc.                               5,542,792
   143,730   BISYS Group, Inc.*                                       2,084,085
   160,840   Credit Acceptance Corp.*                                 2,304,837
    27,340   Eaton Vance Corp. (non-voting shares)                      998,183
   313,250   First Niagara Financial Group, Inc.                      3,946,950
   189,590   Forrester Research, Inc.*                                3,287,491
   127,250   Platinum Underwriters Holding, Ltd.                      4,069,455
   159,560   Portfolio Recovery Associates, Inc.*                     4,261,848
    50,580   Redwood Trust, Inc.                                      2,197,701
   125,900   Scottish Re Group Limited                                2,754,692
   110,300   SEAMARK Asset Management Ltd.*                           1,826,265
    25,010   StanCorp Financial Group, Inc.                           1,547,369
   164,500   Texas Capital Bancshares, Inc.*                          2,467,500
                                                                   -------------
                                                                     39,484,853
                                                                   -------------

HEALTH CARE - 21.2%
    41,000   American Medical Security Group, Inc.*                   1,049,600
    57,450   American Service Group, Inc.*                            2,108,415
   227,840   American Healthways, Inc.*                               5,520,563
   156,500   Apria Healthcare Group, Inc.*                            4,513,460
   147,580   Bradley Pharmaceuticals, Inc.*                           3,869,548
    41,255   CorVel Corp.*                                            1,282,205
    78,190   ICON plc*                                                3,119,781
   247,240   Odyssey Healthcare, Inc.*                                4,156,104
   103,030   Possis Medical, Inc.*                                    2,620,053
    47,970   Renal Care Group, Inc.*                                  2,373,556
    87,700   ResMed, Inc.*                                            4,321,856
    58,500   Stericycle, Inc.*                                        2,797,470
    81,150   U.S. Physical Therapy, Inc.*                             1,153,141
   209,550   VistaCare, Inc.*                                         5,278,565
                                                                   -------------
                                                                     44,164,317
                                                                   -------------

SHARES                                                                 VALUE
--------                                                           -------------
MATERIALS & PROCESSING - 6.7%
   189,280   Jones Lang LaSalle, Inc.*                             $  4,468,901
    79,400   Rogers Corp.*                                            4,740,180
   316,250   RPM International, Inc.                                  4,769,050
                                                                   -------------
                                                                     13,978,131
                                                                   -------------

OTHER - 3.1%
    38,700   iShares Trust DJ US Consumer Cycl                        2,156,751
    42,850   iShares Trust DJ US Energy                               2,291,618
    49,500   iShares Trust DJ US Basic Materials                      2,088,405
                                                                   -------------
                                                                      6,536,774
                                                                   -------------

ENERGY - 2.1%
    50,400   Houston Exploration Co.*                                 2,254,896
   212,630   Magnum Hunter Resources, Inc.*                           2,183,710
                                                                   -------------
                                                                      4,438,606
                                                                   -------------

PRODUCER DURABLES - 2.7%
   170,990   Varian Semiconductor Equip. Assoc.*                      5,567,434
                                                                   -------------

TECHNOLOGY - 19.5%
   115,700   ANSYS, Inc.*                                             4,286,685
   333,260   Ascential Software Corp.*                                5,665,420
    39,300   Black Box Corp.                                          2,002,335
   175,750   Diodes, Inc.*                                            3,815,533
   404,830   DocuCorp International, Inc.*                            4,388,357
   114,370   Flir Systems, Inc.*                                      5,365,097
   333,800   GTSI Corp.*                                              3,832,024
   576,800   Online Resources Corp.*                                  3,287,760
   121,500   Open Solutions, Inc.*                                    3,004,695
   696,050   Retek, Inc.*                                             4,858,429
                                                                   -------------
                                                                     40,506,335
                                                                   -------------

TOTAL INVESTMENT IN COMMON STOCKS - 97.4%
  (Identified cost, $196,663,239)                                   202,587,114
                                                                   -------------

CASH EQUIVALENTS - 10.2%
FACE AMOUNT
-----------
$21,148,000  State Street Bank and Trust
             Eurodollar Time Deposit, at
             amortized cost, 0.5%,
             maturity 05/03/04                                       21,148,000
                                                                   -------------

TOTAL INVESTMENTS - 107.6%
  (Identified cost, $217,811,239)                                   223,735,114
                                                                   -------------

OTHER ASSETS AND LIABILITIES - (7.6%)
             Other Assets                                             1,229,440
             Liabilities                                            (17,071,542)
                                                                   -------------
                                                                    (15,842,102)
                                                                   -------------

NET ASSETS - 100%                                                  $207,893,012
                                                                   =============


* Non-income producing security.

                       See notes to financial statements.

                                  CENTURY FUNDS

STATEMENTS OF ASSETS AND LIABILITIES - APRIL 30, 2004 - (UNAUDITED)
                                                                                  Century Shares     Century Small Cap
                                                                                       Trust            Select Fund
                                                                                    ------------       ------------
ASSETS:
Investments, at value (Note 1A) (Identified cost of
   $203,073,755 and $217,811,239, respectively)                                    $ 386,551,262      $ 223,735,114
Cash                                                                                          48                 58
Dividends and interest receivable                                                        281,908              3,575
Receivable for investments sold                                                        3,572,073                 --
Receivable for Trust/Fund shares sold                                                    129,975          1,204,942
Other assets                                                                                  --             20,865
                                                                                   -------------      -------------
   Total Assets                                                                      390,535,266        224,964,554
                                                                                   -------------      -------------

LIABILITIES:
Payable for investments purchased                                                      4,102,506          5,901,837
Payable for Trust/Fund shares repurchased                                                 21,052         10,867,198
Payable to Affiliates:
   Investment adviser fee (Note 4)                                                       267,556            173,440
   Administration fee (Note 5)                                                            48,518                 --
Accrued expenses and other liabilities                                                    69,356            129,067
                                                                                   -------------      -------------
   Total Liabilities                                                                   4,508,988         17,071,542
                                                                                   -------------      -------------

NET ASSETS                                                                         $ 386,026,278      $ 207,893,012
                                                                                   =============      =============

At April 30, 2004, net assets consisted of:
Capital paid-in                                                                    $ 187,441,959      $ 189,142,715
Accumulated distributions in excess of net investment income                          (2,999,907)        (6,722,505)
Accumulated undistributed net realized gains on investments                           18,106,719         19,548,927
Unrealized appreciation in value of investments                                      183,477,507          5,923,875
                                                                                   -------------      -------------
Net assets applicable to outstanding capital stock                                 $ 386,026,278      $ 207,893,012
                                                                                   =============      =============
Net Assets consist of:
   Investor Class                                                                                     $ 133,349,132
   Institutional Class                                                                                $  74,543,880

Shares Outstanding consist of (Note 2):
   Century Shares Trust                                                               10,735,982
   Investor Class                                                                                         6,180,617
   Institutional Class                                                                                    3,430,266

NET ASSET VALUE PER SHARE
   (Represents both the offering and redemption price*)
   Century Shares Trust                                                            $       35.96
   Investor Class                                                                                     $       21.58
   Institutional Class                                                                                $       21.73

* Shares held less than 180 days are subject to a 1% redemption fee.

                       See notes to financial statements.

                                  CENTURY FUNDS


STATEMENTS OF OPERATIONS - SIX MONTHS ENDED APRIL 30, 2004 - (UNAUDITED)
                                                                                  Century Shares     Century Small Cap
                                                                                       Trust            Select Fund
                                                                                   -------------     -----------------
INVESTMENT INCOME:
   Dividends (net of withholding tax of $0 and $5,823, respectively)                $  2,211,605       $    921,057
   Interest                                                                               65,274             49,106
   Other                                                                                      --              1,015
                                                                                    ------------       ------------
     Total income                                                                      2,276,879            971,178

EXPENSES:
   Investment adviser fee (Note 4)                                                     1,482,515            849,709
   Administration (Note 5)                                                               277,972                 --
   Distribution fee (Note 7)                                                                  --            146,090
   Non-interested trustees' remuneration                                                  40,040             31,455
   Transfer agent                                                                        152,050
     Institutional Class                                                                                      2,340
     Investor Class                                                                                         101,107
   Custodian                                                                              39,250             57,800
   Insurance                                                                              16,503              9,100
   Professional fees                                                                      76,130             38,540
   Registration                                                                           13,650             25,745
   Printing and other                                                                     67,800             33,450
                                                                                    ------------       ------------
     Total expenses                                                                    2,165,910          1,295,336
       Advisor reimbursement (Note 6)                                                         --            (20,865)
                                                                                    ------------       ------------
     Net expenses                                                                      2,165,910          1,274,471

     Net investment income/(loss)                                                        110,969           (303,293)
                                                                                    ------------       ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain from investment transactions                                     23,498,453         13,387,252
   Increase/(decrease) in unrealized appreciation on investments                      10,913,841         (7,635,161)
                                                                                    ------------       ------------
     Net realized and unrealized gain on investments                                  34,412,294          5,752,091
                                                                                    ------------       ------------
Net increase in net assets resulting from operations                                $ 34,523,263       $  5,448,798
                                                                                    ============       ============

                       See notes to financial statements.

                                  CENTURY FUNDS

STATEMENTS OF CHANGES IN NET ASSETS
                                                                                          Century Small Cap
                                                 Century Shares Trust                         Select Fund
                                             Six Months                             Six Months
INCREASE (DECREASE)                             Ended                                  Ended
   IN NET ASSETS:                          April 30, 2004        Year Ended       April 30, 2004        Year Ended
                                             (unaudited)      October 31, 2003      (unaudited)      October 31, 2003
                                           -------------       -------------       -------------      -------------
Operations:
   Net investment income/(loss)            $     110,969       $     641,578       $    (303,293)     $    (351,611)
   Net realized gain on investment
     transactions                             23,498,453          30,261,077          13,387,250          7,903,111
   Change in net unrealized
     appreciation (depreciation)              10,913,841          17,391,799          (7,635,159)        13,734,820
                                           -------------       -------------       -------------      -------------
   Net increase in net assets resulting
     from operations                          34,523,263          48,294,454           5,448,798         21,286,320
Net equalization (Note 1C)                            --              11,162                  --                 --

Distributions to shareholders from:
   Net investment income
     Century Shares Trust                     (2,863,500)           (902,700)
     Century Small Cap Select Fund
       Institutional Class                                                            (2,292,188)           (95,347)
       Investor Class                                                                 (4,127,025)           (50,154)
   Realized gain from investment transactions
     Century Shares Trust                    (27,148,646)        (27,700,185)
     Century Small Cap Select Fund
       Institutional Class                                                              (463,307)          (317,824)
       Investor Class                                                                   (861,677)          (270,197)
Trust/Fund share transactions - net (Note 2)  38,830,430          31,656,322          88,176,593         78,245,834
Redemption fees                                    6,203               8,216             116,718             39,811
                                           -------------       -------------       -------------      -------------
     Total increase                           43,347,750          51,367,269          85,997,912         98,838,443

NET ASSETS:
   At beginning of period                    342,678,528         291,311,259         121,895,100         23,056,657
                                           -------------       -------------       -------------      -------------
   At end of period                        $ 386,026,278       $ 342,678,528       $ 207,893,012      $ 121,895,100
                                           =============       =============       =============      =============

Distributions in excess of net investment
   income at end of period                 $   2,999,907       $     247,376       $   6,722,505      $          --
                                           =============       =============       =============      =============


                       See notes to financial statements.

                                  CENTURY FUNDS

FINANCIAL HIGHLIGHTS
                                                 SIX MONTHS
                                                    ENDED         YEAR        PERIOD
                                                  APRIL 30,       ENDED        ENDED
CENTURY                                             2004       OCTOBER 31,  OCTOBER 31,       YEAR ENDED DECEMBER 31,
SHARES TRUST                                     (UNAUDITED)      2003       2002 (a)       2001       2000        1999
                                                  ---------      -------      -------      -------    -------     -------
Net Asset Value, beginning of period                $35.66        $33.95       $38.12       $42.97     $34.32      $44.66
                                                   -------       -------      -------      -------    -------     -------
Income (loss) from investment operations:
   Net investment income (b)                          0.01          0.07         0.08         0.17       0.39        0.42
   Net realized and unrealized gain on investments    3.33          5.03        (4.20)       (1.26)     12.39       (6.05)
                                                   -------       -------      -------      -------    -------     -------
     Total income (loss) from investment
       operations                                     3.34          5.10        (4.12)       (1.09)     12.78       (5.63)
                                                   -------       -------      -------      -------    -------     -------
Less distributions from:
   Net investment income                             (0.29)        (0.10)       (0.05)       (0.17)     (0.38)      (0.40)
   In excess of net investment income                   --            --           --           --         --       (0.01)
   Net realized gain on investment transactions      (2.75)        (3.29)          --        (3.60)     (3.75)      (4.30)
                                                   -------       -------      -------      -------    -------     -------
     Total distributions                             (3.04)        (3.39)       (0.05)       (3.77)     (4.13)      (4.71)
                                                   -------       -------      -------      -------    -------     -------
Redemption fees                                         --+           --+          --+        0.01         --          --
                                                   -------       -------      -------      -------    -------     -------
Net Asset Value, end of period                      $35.96        $35.66       $33.95       $38.12     $42.97      $34.32
                                                   =======       =======      =======      =======    =======     =======

Total Return                                         9.95%**      16.99%      -10.82%**     -2.52%     37.44%     -12.38%
Ratios and supplemental data
Net assets, end of period (000 omitted)           $386,026      $342,679     $291,311     $345,849   $417,598    $309,644
   Ratio of expenses to average net assets           1.17%*        1.17%        1.19%*       1.05%      0.83%       0.82%
   Ratio of net investment income to average
     net assets                                      0.06%*        0.21%        0.26%*       0.41%      1.05%       1.00%
Portfolio Turnover Rate                                23%           37%          22%          17%        17%         11%

(a) For the period from January 1, 2002 to October 31, 2002. Effective September 5, 2002, Century Shares Trust changed its fiscal year end from December 31 to October 31.
(b)  Calculated based on average shares outstanding during the period.
+    Amount represents less than $0.01 per share.
*    Annualized
**   Not annualized

                       See notes to financial statements.

                                  CENTURY FUNDS

FINANCIAL HIGHLIGHTS
                                                            SIX MONTHS
                                                               ENDED
CENTURY SMALL CAP                                         APRIL 30, 2004            YEAR ENDED OCTOBER 31,
SELECT FUND - INSTITUTIONAL CLASS                           (UNAUDITED)     2003        2002        2001      2000(a)
                                                             ---------    -------     -------    -------     -------
Net Asset Value, beginning of period                           $21.53      $15.42      $14.68     $14.57      $10.00
                                                              -------     -------     -------    -------     -------
Income from investment operations:
   Net investment income (loss) (c)                             (0.01)      (0.09)      (0.10)        --        0.04
   Net realized and unrealized gain on investments               1.34        6.64        0.93       0.52(b)     4.53
                                                              -------     -------     -------    -------     -------
     Total income from investment operations                     1.33        6.55        0.83       0.52        4.57
                                                              -------     -------     -------    -------     -------
Less distributions from:
   Net investment income                                        (0.94)      (0.11)         --      (0.02)         --
   Net realized gain on investment transactions                 (0.19)      (0.35)      (0.13)     (0.41)         --
                                                              -------     -------     -------    -------     -------
     Total distributions                                        (1.13)      (0.46)      (0.13)     (0.43)         --
                                                              -------     -------     -------    -------     -------

Redemption fees                                                    --+       0.02        0.04       0.02          --
                                                              -------     -------     -------    -------     -------
Net Asset Value, end of period                                 $21.73      $21.53      $15.42     $14.68      $14.57
                                                              =======     =======     =======    =======     =======

Total Return                                                    6.26%**    43.76%       5.87%      3.63%      45.70%**
Ratios and supplemental data
Net assets, end of period (000 omitted)                       $74,544     $42,936     $12,938     $6,093      $2,253
   Ratio of expenses to average net assets                      1.18%*      1.26%       1.45%      1.45%       1.45%*
   Ratio of expenses to average net assets without giving
     effect to voluntary expense agreement                      1.18%*      1.40%       1.87%      4.04%      11.58%*
   Ratio of net investment income to average net assets        -0.10%*     -0.50%      -0.70%     -0.02%       0.38%*
Portfolio Turnover Rate                                           49%         88%        123%        48%         24%

(a) From the commencement date of investment operations, December 9, 1999 to October 31, 2000.
(b) The per share amount is not in accord with the net realized and unrealized gain/loss for the period because of the timing of sales of Fund shares and the amount of per share realized and unrealized gains and losses at such time.
(c)  Calculated based on average shares outstanding during the period.
+    Amount represents less than $0.01 per share.
*    Annualized
**   Not annualized

                       See notes to financial statements.

                                  CENTURY FUNDS

FINANCIAL HIGHLIGHTS
                                                            SIX MONTHS
                                                               ENDED
CENTURY SMALL CAP                                         APRIL 30, 2004            YEAR ENDED OCTOBER 31,
SELECT FUND - INVESTOR CLASS                                (UNAUDITED)     2003        2002       2001      2000(a)
                                                             ---------    -------     -------    -------     -------
Net Asset Value, beginning of period                           $21.39      $15.35      $14.60     $14.26      $10.00
                                                              -------     -------     -------    -------     -------
Income from investment operations:
   Net investment loss (c)                                      (0.05)      (0.15)      (0.18)     (0.03)      (0.01)
   Net realized and unrealized gain on investments               1.32        6.60        0.94       0.53(b)     4.27
                                                              -------     -------     -------    -------     -------
     Total income from investment operations                     1.27        6.45        0.76       0.50        4.26
                                                              -------     -------     -------    -------     -------
Less distributions from:
   Net investment income                                        (0.91)      (0.07)         --         --          --
   Net realized gain on investment transactions                 (0.19)      (0.35)      (0.03)     (0.19)         --
                                                              -------     -------     -------    -------     -------
     Total distributions                                        (1.10)      (0.42)      (0.03)     (0.19)         --
                                                              -------     -------     -------    -------     -------

Redemption fees                                                  0.02        0.01        0.02       0.03          --
                                                              -------     -------     -------    -------     -------
Net Asset Value, end of period                                 $21.58      $21.39      $15.35     $14.60      $14.26
                                                              =======     =======     =======    =======     =======

Total Return                                                    6.11%**    43.12%       5.34%      3.68%      42.60%**
Ratios and supplemental data
Net assets, end of period (000 omitted)                      $133,349     $78,959     $10,119     $9,302        $690
   Ratio of expenses to average net assets                      1.56%*      1.61%       1.80%      1.80%       1.80%*
   Ratio of expenses to average net assets without
     giving effect to voluntary expense agreement               1.60%*      1.76%       2.53%      4.38%      14.73%*
   Ratio of net investment income to average net assets        -0.47%*     -0.86%      -1.05%     -0.48%      -0.14%*
Portfolio Turnover Rate                                           49%         88%        123%        48%         24%

(a) From the commencement date of investment operations, February 24, 2000 to October 31, 2000.
(b) The per share amount is not in accord with the net realized and unrealized gain/loss for the period because of the timing of sales of Fund shares and the amount of per share realized and unrealized gains and losses at such time.
(c)  Calculated based on average shares outstanding during the period.
*    Annualized
**   Not annualized

                       See notes to financial statements.

                                  CENTURY FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

(1) SIGNIFICANT ACCOUNTING POLICIES -- Century Capital Management Trust (the "Master Trust") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Century Shares Trust (the "Trust") and Century Small Cap Select Fund (the "Fund") are diversified series of the Master Trust. The following is a summary of significant accounting policies consistently followed by both the Trust and the Fund in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A. Investment Security Valuations -- Securities listed on national securities exchanges are valued at closing prices. Unlisted securities or listed securities for which closing prices are not available generally are valued at the latest bid prices. Short-term obligations, maturing in 60 days or less, are valued at amortized cost, which approximates value.

B. Federal Taxes -- It is the policy of the Trust and the Fund to comply with the provisions of the Internal Revenue Code applicable to investment companies and to distribute to shareholders each year all of their taxable income, including any net realized gain on investments. Accordingly, no provision for Federal income or excise tax is necessary.

C. Equalization -- The Trust follows the accounting practice known as equalization by which a portion of the proceeds from sales and costs of repurchases of Trust shares equivalent, on a per share basis, to the amount of undistributed net investment income on the date of the transaction, is credited or charged to undistributed net investment income. As a result, undistributed net investment income per share is unaffected by sales or repurchases of Trust shares. Prior to November 1, 2003 the Trust followed the accounting practice of equalization. As a result, undistributed net investment income for periods prior to November 1, 2003 were unaffected by sales and repurchases of Trust Shares.

D. Other -- Investment security transactions are accounted for on the date the securities are purchased or sold. Gain or loss on sales is determined on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld when recovery of such taxes is uncertain. Shares issuable to shareholders electing to receive income dividends and capital gain distributions in shares are recorded on the ex-dividend date.

E. Use of Estimates -- The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Trust and Fund. Actual results could differ from those estimates.

F. Multiple Classes of Shares -- The Fund offers multiple classes of shares, which differ in their respective distribution and transfer agent fees. Transfer agent fees for each Fund class are based on a per shareholder account charge. All shareholders bear the common expenses of the Fund based upon daily net assets of each class, without distinction between share classes.

G. Redemption Fees -- In general, shares of the Trust and Fund may be redeemed at net asset value. However, upon the redemption of shares held less than 180 days, a fee of 1% of the current net asset value of the shares will generally be assessed and retained by the Trust or Fund for the benefit of their respective remaining shareholders in the manner, and subject to certain exceptions, described in the Century Funds' prospectus. The redemption fee is accounted for as an addition to paid-in-capital.

                                  CENTURY FUNDS

(2)  TRANSACTIONS IN SHARES

     A. TRUST SHARES - The number of authorized shares is unlimited. Transactions in Trust shares were as follows:

                                                                            SIX MONTHS ENDED                  YEAR ENDED
                                                                             APRIL 30, 2004                OCTOBER 31, 2003
                                                                        SHARES          AMOUNT          SHARES         AMOUNT
                                                                      ----------    ------------     ----------    ------------
Sold                                                                     893,154    $ 32,017,331      1,387,152    $ 45,313,276
Issued to shareholders in reinvestment of distributions from:
   Net investment income                                                  63,989       2,153,874         20,924         660,462
   Realized gain on investment transactions                              657,334      22,125,848        730,060      21,745,807
                                                                      ----------    ------------     ----------    ------------
                                                                       1,614,477      56,297,053      2,138,136      67,719,545
Repurchased                                                             (488,066)    (17,466,623)    (1,108,500)    (36,063,223)
                                                                      ----------    ------------     ----------    ------------
   Net increase                                                        1,126,411    $ 38,830,430      1,029,636    $ 31,656,322
                                                                      ==========    ============     ==========    ============

     B. FUND SHARES - The number of authorized shares is unlimited. Shares of the Fund are currently divided into an Investor class and an Institutional class. Transactions in Fund shares were as follows:

                                                                                  SIX MONTHS ENDED APRIL 30, 2004
                                                                          INSTITUTIONAL CLASS              INVESTOR CLASS
                                                                        SHARES          AMOUNT          SHARES        AMOUNT
                                                                      ----------    ------------     ----------    ------------
Sold                                                                   1,967,611    $ 44,361,274      3,351,310    $ 74,860,408
Issued to shareholders in reinvestment of distributions from:
     Net investment income                                                96,666       2,066,710        174,258       3,702,961
     Realized gain on investment transactions                             20,693         442,409         36,415         773,818
                                                                      ----------    ------------     ----------    ------------
                                                                       2,084,970      46,870,393      3,561,983      79,337,187
Repurchased                                                             (648,831)    (14,149,765)    (1,073,482)    (23,881,222)
                                                                      ----------    ------------     ----------    ------------
Net increase                                                           1,436,139    $ 32,720,628      2,488,501    $ 55,455,965
                                                                      ==========    ============     ==========    ============

                                                                                    YEAR ENDED OCTOBER 31, 2003
                                                                          INSTITUTIONAL CLASS             INVESTOR CLASS
                                                                        SHARES         AMOUNT            SHARES      AMOUNT
                                                                      ----------    ------------     ----------    ------------
Sold                                                                   1,389,691    $ 26,066,642      3,340,426    $ 61,478,782
Issued to shareholders in reinvestment of distributions from:
     Net investment income                                                 5,436          83,552          2,704          41,455
     Realized gain on investment transactions                             18,120         278,505         14,678         225,007
                                                                      ----------    ------------     ----------    ------------
                                                                       1,413,247      26,428,699      3,357,808      61,745,244
Repurchased                                                             (258,129)     (4,203,907)      (324,990)     (5,724,202)
                                                                      ----------    ------------     ----------    ------------
Net increase                                                           1,155,118    $ 22,224,792      3,032,818    $ 56,021,042
                                                                      ==========    ============     ==========    ============


                                  CENTURY FUNDS

(3)  INVESTMENT SECURITY TRANSACTIONS

FOR THE TRUST, other than U.S. Government obligations and certificates of deposit, purchases and sales of investment securities aggregated $79,452,947 and $78,882,050, respectively, during the period ended April 30, 2004.

FOR THE FUND, other than U.S.Government obligations and certificates of deposit, purchases and sales of investment securities aggregated $161,102,087 and $80,018,315, respectively, during the period ended April 30, 2004.

(4)  INVESTMENT ADVISER FEE

FOR THE TRUST, the investment adviser fee is earned by Century Capital Management, LLC ("CCM"), as compensation for providing investment advisory, management and administrative services to the Trust. CCM receives a monthly fee equal on an annualized basis to 0.8% of the first $500 million and 0.7% of the amounts exceeding $500 million of the Trust's net asset value. Officers and Trustees of the Master Trust who are employed by CCM receive remuneration for their services out of such investment adviser fee. The Trust has guaranteed retirement benefits to be paid to former Trustees. Under the terms of the Trust's Investment Advisory and Management Agreement with CCM, CCM will make all such payments during the term of the advisory agreement. The amount of potential future payments cannot be estimated due to the variability of amounts used to determine the payment. Retirement benefits are payable over various periods.

FOR THE FUND, the investment adviser fee is earned by CCM as compensation for providing investment advisory, management and administrative services to the Fund. CCM receives a monthly fee equal on an annualized basis to 0.95% of the Fund's net asset value. Officers and Trustees of the Master Trust who are employed by CCM receive remuneration for their services out of such investment adviser fee.

(5) ADMINISTRATION FEES -- The Trust has an Administration Agreement with CCM. Under the agreement CCM shall provide or procure, at its expense, non-investment advisory services to the Trust. CCMwill receive a monthly fee equal on an annualized basis to 0.15% of the Trust's net asset value.

(6) ADVISER REIMBURSEMENT -- CCM has voluntarily waived a portion of its management fee for both classes of the Fund and reimbursed certain other expenses to the extent necessary so that net fund annual operating expenses (exclusive of brokerage commissions, taxes, interest and litigation, indemnification and other extraordinary expenses) will not exceed certain expense limitations through at least February 28, 2005. The expense limitations for the Investor and Institutional Class are 1.80% and 1.45%, respectively. During the period ended April 30, 2004, the adviser made a voluntary reimbursement of $20,865.

(7) DISTRIBUTION AND SERVICE PLAN -- The Fund has adopted a distribution and service plan for the Investor class under Rule 12b-1 of the 1940 Act. Distribution plans permit a fund to pay for all or a portion of the costs incurred in connection with the distribution and/or servicing of shares. The Investor Class currently pays a distribution and service fee equal to 0.25% of the average daily net assets of the class. The plan may be terminated at any time by the vote of a majority of the independent Trustees or by the vote of the holders of a majority of the outstanding shares of the Investor class.

                                  CENTURY FUNDS

(8)  SPECIAL MEETING OF SHAREHOLDERS

A special meeting of the shareholders of the Master Trust, consisting of the Trust and the Fund, was held on January 29, 2004. The Board of Trustees of the Master Trust fixed the close of business on November 25, 2003 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting. The following table shows the number of shares of each class of the Trust and the Fund outstanding as of the record date and the number of shares represented at the meeting:

                                        RECORD DATE           SHARES REPRESENTED
NAME OF FUND                               SHARES               AT THE MEETING
-------------                            ---------             --------------
Century Shares Trust                     9,609,428                  6,166,674
Century Small Cap Select Fund:
   Institutional Class                   2,195,475                  1,817,062
   Investor Class                        4,212,251                  3,999,682

Below are the proposals voted on during the meeting:

     1. To approve a new investment advisory agreement between each of the two series of the Master Trust, Century Shares Trust and Century Small Cap Select Fund (each, a "Fund"), and Century Capital Management, LLC, a newly organized Delaware limited liability company that acquired substantially all of the assets, and assumed all of the liabilities, of the Funds' previous investment adviser, Century Capital Management, Inc., as discussed in Part I of the Proxy Statement accompanying the proxy. (Each investment advisory agreement was voted on only by shareholders of the relevant Fund.)

                                     Century Shares            Century Small
                                          Trust               Cap Select Fund
                                        ---------          ---------------------
          "For"                         5,886,005                  5,741,109
          "Against"                       148,033                     43,156
          "Abstaining"                    132,635                     32,479


     2. To elect three Trustees to the Board of Trustees of the Master Trust, as discussed in Part II of the accompanying Proxy Statement.

            Trustee                       Votes "For"           Votes "Withheld"
            -------                       -----------           ----------------
            Davis R. Fulkerson            11,727,118                    256,301
            Jerrold Mitchell              11,745,623                    237,796
            David D. Tripple              11,747,660                    235,759


     * John E. Beard, Ernest E. Monrad, Michael J. Poulos, Jerry S. Rosenbloom and Alexander L. Thorndike continued as Trustees of the Master Trust after the meeting.


                                  CENTURY FUNDS

LOGO: CENTURY FUNDS

100 Federal Street  Boston, Massachusetts 02110


GROWTH INVESTORS IN VALUE INDUSTRIES

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 9. Submission of Matters to a vote of Security Holders.

Not applicable.

Item 10. Controls and Procedures.

     (a) The registrant's principal executive officer and principal financial officer, after evaluating the effectiveness of the registrant's "disclosure controls and procedures" (as defined in the Investment Company Act of 1940 Rule 30-a-3(c)) as of a date (the "Evaluation Date") within 90 days of the filing date of this report, have concluded that, as of the Evaluation Date, the registrant's disclosure controls and procedures were adequately designed to ensure that the information required to be disclosed by the registrant in this Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d)) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Items 11. Exhibits.

     (a) Not applicable.

     (b) Attached hereto.

         Exhibit 99.CERT A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 of the Investment Company Act of 1940.

         Exhibit 99.906CERT Certifications pursuant to Section 906 of the
                            Sarbanes-Oxley Act of 2002.

                                   SIGNATURES

     Pursuant to the requirement of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Century Capital Management Trust


By: /s/ Alexander L. Thorndike
--------------------------------
Alexander L. Thorndike, Chairman

Date: July 1, 2004


     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Alexander L. Thorndike
--------------------------------
Alexander L. Thorndike, Chairman (Principal Executive Officer)

Date: July 1, 2004


By: /s/ Steven Alfano
--------------------------------
Steven Alfano, Secretary (Principal Financial Officer)

Date: July 1, 2004